UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2006
SUN HYDRAULICS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	0-21835	59-2754337

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 West University Parkway, Sarasota, Florida	34243

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 9 41-362-1200

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EX-16.1 GRANT THORNTON LETTER

Item 4.01 Changes in Registrant’s Certifying Accountant
     The Audit Committee of the Board of Directors of Sun Hydraulics Corporation (the “Registrant”) is responsible for selecting the Registrant’s independent auditors. Consistent with its philosophy that it is desirable to change auditors periodically, the Audit Committee requested proposals from accounting firms to serve as the Registrant’s independent auditors for 2006. After a review of the written proposals and oral presentations by the firms, the Audit Committee began negotiations with Kirkland, Russ, Murphy & Tapp, P.A. and anticipates that, following agreement on the terms of the engagement, Kirkland, Russ, Murphy & Tapp, P.A. will be engaged as the principal accountant to audit the Registrant’s consolidated financial statements for the year ended December 30, 2006.
     The Audit Committee dismissed Grant Thornton LLP on June 14, 2006, as the Registrant’s principal accountant, effective immediately.
     Grant Thornton LLP’s audit reports on the Registrant’s consolidated financial statements for the fiscal years ended December 31, 2005, and December 25, 2004, contain no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
     During the two most recent fiscal years and the subsequent interim period through June 14, 2006 (date of dismissal), there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused Grant Thornton LLP to make a reference to the subject matter of the disagreements in connection with its reports on the Registrant’s consolidated financial statements for any such periods. Grant Thornton LLP has furnished the Registrant with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements, which letter is attached hereto as Exhibit 16.1.
     During the two most recent fiscal years and the subsequent interim period through June 14, 2006 (date of dismissal), there have been no reportable events as defined in Regulation S-K Item 304(a)(1)(v).
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

16.1	Letter from Grant Thornton LLP to the U.S. Securities and Exchange Commission, dated June 16, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SUN HYDRAULICS CORPORATION
By:	/s/ Tricia L. Fulton
Tricia L. Fulton
Chief Financial Officer (Principal Financial and Accounting Officer)

Dated: June 16, 2006